Schedule 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement [ ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12	[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Florida Business BancGroup, Inc.
(Name of Registrant as Specified in its Charter)

Florida Business BancGroup, Inc.
(Name of Person(s) Filing Proxy Statement)

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[ X ]	No Fee Required

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FLORIDA BUSINESS BANCGROUP, INC.

March 21, 2003

Dear Fellow Shareholders:

     We are pleased to invite you to Florida Business BancGroup Inc.’s 2003 Annual Meeting of Shareholders. This year’s Annual Meeting will be held at The Centre Club of Tampa located on the eighth floor of 123 South West Shore Boulevard, Tampa, Florida 33609, on Tuesday, April 22, 2003, at 4:00 p.m.

     The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting, primarily the election of Class III directors and the ratification of the selection of our independent auditors. Our directors and officers will be present at the Annual Meeting to respond to your questions and discuss our performance and future plans.

     Regardless of the number of shares that you own, your vote is very important. Please sign and date the enclosed Proxy Card or voting instruction form promptly and return it in the postage-paid envelope which has been provided. If you prefer to vote in person at the Annual Meeting, you will be given that opportunity.

     On behalf of our Board of Directors and employee team, we look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ A. Bronson Thayer

A. Bronson Thayer Chairman and Chief Executive Officer

FLORIDA BUSINESS BANCGROUP, INC.

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 22, 2003

     The 2003 Annual Meeting of Shareholders of Florida Business BancGroup, Inc. (“FBBI”) will be held at The Centre Club of Tampa, located on the eighth floor of 123 South West Shore Boulevard, Tampa, Florida 33609, on April 22, 2003, at 4:00 p.m. At the Annual Meeting, the following items will be presented and voted upon:

I	The election of three Class III members of our Board of Directors;

II	The ratification of the selection of Hacker, Johnson & Smith, P.A. as our independent auditors in 2003;

III	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve the foregoing item; and

IV	The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

     FBBI’s Board of Directors has fixed the close of business on March 14, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are encouraged to complete the enclosed Proxy Card or voting instruction form and return it in the postage pre-paid, pre-addressed envelope which is enclosed. If you would like to vote in person, you will be permitted to revoke your proxy by attending the meeting and voting at that time.

By Order of the Board of Directors,
/s/ A. Bronson Thayer

A. Bronson Thayer Chairman and Chief Executive Officer

Tampa, Florida March 21, 2003

FLORIDA BUSINESS BANCGROUP, INC.

PROXY STATEMENT
2003 ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION

Annual Meeting

DATE: April 22, 2003 TIME: 4:00 p.m. (Eastern Time) LOCATION: The Centre Club 123 South West Shore Boulevard Eighth Floor Tampa, Florida 33609

Solicitation and Voting of Proxies

     This Proxy Statement and the accompanying Proxy Card or voting instruction form are furnished to our shareholders of record as of March 14, 2003. By this mailing, the Board of Directors is soliciting proxies for use at the Annual Meeting. Our Form 10-KSB is enclosed with this Proxy Statement and provides important information about our business, including audited financial statements. These documents are first being mailed to our shareholders on or about March 21, 2003.

     It is important that your shares be represented by proxy or that you be present in person at the Annual Meeting. If you wish to vote by proxy, please complete the enclosed Proxy Card or voting instruction form and return it, signed and dated, in the enclosed postage-paid envelope. Even if you presently intend to attend the Annual Meeting, we request that you also submit a Proxy Card or instruction form. This will ensure that your shares are voted if you later cannot attend the Annual Meeting. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. The Board recommends that you vote:

“FOR” the election of the three Class III director nominees;

“FOR” the ratification of the selection of Hacker, Johnson & Smith, P.A. as our independent auditors in 2003; and

“FOR” the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve either of the foregoing items.

     If you do not indicate a preference, the proxy holders will vote in accordance with the Board’s recommendations. Although the Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting, execution of the enclosed Proxy Card or voting instruction form confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

Voting Procedures

     Only holders of record of our common stock at the close of business on March 14, 2003, the record date, will be entitled to vote at the Annual Meeting. The number of record holders representing a majority of our outstanding common stock, present in person or represented by proxies, constitutes a quorum. As of the record date, 1,320,700 shares of our common stock were outstanding, held by approximately 265 shareholders. Each share of common stock entitles its owner to one vote upon each matter to come before the meeting.

     In accordance with Florida law and our Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter on which shareholders vote at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast.

     A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting.

     If your shares are held by a brokerage firm, under certain circumstances it may vote your shares. Such entities have authority to vote their customers’ shares on certain routine matters, including the election of directors. When a firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. There are no non-routine matters being considered at this Annual Meeting.

     The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

     If you own shares through a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

Attendance and Voting at the Annual Meeting

     If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Revocation of Proxy

     Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted by delivering to our Corporate Secretary a written notice of revocation or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any stockholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

Principal Stockholders

     The following table contains information regarding the only person other than our directors and executive officers listed below, known to us to be the beneficial owner of 5% or more of our outstanding shares of common stock as of the record date.

Name and Address of Beneficial Owner	Number of Shares Owned(1)	Right to Acquire(2)	Percent of Class

Monroe E. and Suzette M. Berkman	50,000	62,000	8.10%
3401 Beach Drive
Tampa, FL 33629

Troy A. Brown	30,000	42,000	5.28%
1013 S. Skokie Street
Tampa, FL 33629

Gordon A. Cain	100,000	100,000	14.07%
8 Greenway Plaza, Suite 702
Houston, TX 77019

(1)	Includes shares for which the named person:
• has sole voting and investment power;
• has shared voting and investment power with a spouse;
• holds in an IRA or other retirement plan; but does not include shares that may be acquired by exercising warrants or stock options.
(2)	Includes shares that may be acquired by exercising warrants or stock options.

Beneficial Stock Ownership of Directors and Executive Officers

     The following table contains information regarding the current beneficial ownership of each director nominee, continuing director and non-director executive officer of our common stock as of the record date. The percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire.

(Table to follow this page)

Name and Address of Beneficial Owner	Number of Shares Owned(1)		Right to Acquire(2)		Percent of Class
Johnny R. Adcock (1)	25,000		27,500		3.89%
1116 Flores de Avila
Tampa, FL 33613

John C. Bierley (1)	35,000	(5)	47,000	(5)	6.00
5414 Lykes Lane
Tampa, FL 33611

Gregory W. Bryant (1) (2)	5,000		35,000		2.95
13023 Whisper Sound Drive
Tampa, FL 33624

Frank G. Cisneros (1)	50,000	(6)	62,000	(6)	8.10
4918 Lyford Cay Road
Tampa, FL 33629

Lawrence H. Dimmitt, III (1)	30,000		42,000		5.28
1015 Bay Esplanade
Clearwater Beach, FL 33756

Jeff Huenink (1)	20,000		25,000		3.34
2758 Heron Place
Clearwater, FL 33762

Robert A. Monroe (1)	25,000		30,000		4.07
1206 Parrilla de Avila
Tampa, FL 33613

Eric M. Newman (1)	25,000	(7)	37,000	(7)	4.57
401 Royal Poinciana Drive
Tampa, FL 33609

Eiji Sadato (1)	30,000		32,500		4.62
1463 Oakfield Drive, Suite 126
Brandon, FL 33511

A. Bronson Thayer (1) (2)	75,000	(8)	87,000	(8)	11.51
PO Box 429
Thonotossassa, FL 33592

Marti J. Warren (2)	0		14,500		1.09
3107 Lakestone Drive
Tampa, FL 33618

Directors and Executive Officers	320,000		439,500		43.15%
as a Group (11 persons)

(1)	Director.
(2)	Executive officer.
(3)	Includes shares for which the named person:
• has sole voting and investment power;
• has shared voting and investment power with a spouse;
• holds in an IRA or other retirement plan; but does not include shares that may be acquired by exercising warrants or stock options.
(4)	Includes shares that may be acquired by exercising warrants or stock options.
(5)	Includes 20,000 shares and 20,000 warrants owned by Mr. Bierley’s spouse.
(6)	Includes 4,600 shares and 4,600 warrants owned by Mr. Cisneros’ spouse’s IRA.
(7)	Is an officer and shareholder of the general partner of a limited partnership that owns 25,000 shares and 25,000 warrants.
(8)	Includes 25,000 shares and 25,000 warrants owned by Mr. Thayer’s spouse.

PROPOSAL I

ELECTION OF CLASS III DIRECTORS

The Board of Directors is presently comprised of ten members. At the Annual Meeting, shareholders will elect three Class III directors to hold office until the 2006 Annual Meeting of Shareholders, or until their respective successors have been elected and qualified. Shares of our common stock that are represented by properly executed proxies will be voted for the nominees named below unless otherwise specified on a Proxy Card or voting instruction form. We are not aware that any of the nominees will become unavailable to serve, but if that should occur before the meeting, proxies that do not withhold authority to vote for directors may be voted for another nominee or nominees our Board selects, unless the Board votes to reduce the size of the Board to the actual number of nominees. To the best of our knowledge, no nominee is being proposed for election pursuant to any agreement between that person and any other person.

     The three nominees, Gregory W. Bryant, Frank G. Cisneros and Lawrence H. Dimmitt III, have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

     Information relating to the business experience, age and beneficial ownership of common stock of each director nominee is set forth below.

DIRECTOR NOMINEES
CLASS III DIRECTORS
TERMS TO EXPIRE IN 2006

     Gregory W. Bryant, age 39: Mr. Bryant has been the President of FBBI and the President and Chief Executive Officer of Bay Cities Bank since January 2001. He first joined Bay Cities Bank as its Executive Vice President and Senior Lender in October 1999. Immediately prior to that, he was an account executive with GE Capital. From 1986 to 1999, Mr. Bryant was with SouthTrust Bank, where he attained the position of Senior Vice President, Manager of Metro Banking. He received a Bachelor of Science from Jacksonville State University and graduated from the University of Colorado’s Graduate School of Banking in 1998. Mr. Bryant is active in the Idlewild Baptist Church and other Tampa civic activities.

     Frank G. Cisneros, age 60: Mr. Cisneros currently serves as President of West Shore Holdings, Inc. and as a director of Certified Record Management, LLC, World Trade Center Tampa, Pan American Interactive and American Telenetry, LLC. Mr. Cisneros was President and Chief Executive Officer of Marman USA, Inc. from 1953 until 2001. Prior to that, Mr. Cisneros served as Chairman of the Board of Micro-Flo Co., Inc. Mr. Cisneros attended the University of Villanova, Havana, Cuba, and is a graduate of the University of Tampa. He was a former director of the Gulf Bay Bank of Tampa and SouthTrust Bank of West Florida and served as the director of the Society of International Business Fellows. He has also served on the Board of Governors of the Greater Tampa Chamber of Commerce as a Board member of the United Way of Tampa, the American Red Cross and the Jesuit High School Foundation. Mr. Cisneros currently serves as Trustee for the Academy of the Holy Names Foundation, Museum of Science and Industries (MOSI), the Henry B. Platt Museum, and was King XVII of the Krewe of the Knights of Saint Yago. Mr. Cisneros has been a resident of Hillsborough County, Florida since 1961. Mr. Cisneros has been a Director with us since inception.

     Lawrence H. Dimmitt, III, age 56: The Dimmitt family has been in the automobile dealership business in Clearwater, Florida for over 75 years. Mr. Dimmit has been the owner and operator of Dimmitt Chevrolet for over 25 years. He received his undergraduate degree from the University of the South and attended graduate school at Emory University. Mr. Dimmitt serves on the Chevrolet National Dealer Council and has served as President of the Clearwater Auto Dealer’s Association. He is a past director of Bank of Clearwater and First Florida Bank of Clearwater. Mr. Dimmitt is a lifelong resident of Pinellas County, Florida. Mr. Dimmitt has been a Director with us since inception.

CONTINUING DIRECTORS
CLASS I DIRECTORS
TERMS EXPIRING IN 2004

     Johnny R. Adcock, age 58: Mr. Adcock has been Chief Executive Officer of Adcock Financial Group since 1990. Mr. Adcock received a degree in Business Administration from Auburn University in 1967 and became a member of the American Society of Charter Life Underwriters in 1972. Mr. Adcock formerly served as Chairman of the Board of Directors of the Northside Bank of Tampa and from 1987 to 1996, served on the Board of Directors of the Tampa Sports Authority. Mr. Adcock has been a Director with FBBI since April 2000.

     Jeff Huenink, age 46: Mr. Huenink was born in Chicago, Illinois and currently resides in Clearwater, Florida. A graduate of the University of South Florida, Mr. Huenink has been a consultant to MacGray, Boston, Massachusetts, since 1997 and serves as a director of TransWorld Electronics, a manufacturer of computer chips. From 1978 to 1997, Mr. Huenink served as President of Sun Services of America, Inc. Mr. Huenink has been a Director with us since April 2000.

     Eiji Sadato, age 35: Mr. Sadato was born in Kobe, Japan and presently resides in Valrico, Florida. Mr. Sadato has been the President of Tampa Bay International Sports School, Inc. since 1988 and the Executive Vice President of Sungreene, Inc., a sports marketing and real estate development company since 1997. Mr. Sadato has been a Director with us since April 2000.

     A. Bronson Thayer, age 63: Mr. Thayer was Managing Director of the Investment Counsel Company from 1997 to 2001. Prior to that, Mr. Thayer was Chairman and Chief Executive Officer of First Florida Banks, Inc. He has also served as Executive Vice President and Chief Financial Officer of Lykes Bros., Inc. and as Vice President of Dominick & Dominick, Inc. Mr. Thayer is a graduate of Harvard College and received his MBA from New York University. He currently serves as a director of Lykes Bros., Inc. Mr. Thayer has also served on the Boards of the Jacksonville Branch of the Federal Reserve Bank of Atlanta, LTV Corp. and American Ship Building. Mr. Thayer has been a resident of Hillsborough County, Florida since 1972. Mr. Thayer has been Chief Executive Officer and Chairman of the Boards of FBBI and Bay Cities Bank since inception.

     CLASS II DIRECTORS
TERMS EXPIRING IN 2005

     John C. Bierley, age 66: Mr. Bierley has been a partner in the firm of Smith, Clark, Delesie, Bierley, Mueller & Kadyk, specializing in international law, since 1997. Prior to that, Mr. Bierley was a partner in the firm of MacFarlaine, Ferguson & McMullen. He received his Bachelor of Arts and Juris Doctorate from the University of Florida. He has also been a director of Cayman National Bank, Ltd. since 1973. Mr. Bierley was previously a director of Gulf Bay Bank of Florida from 1988 to 1992 and SouthTrust Bank of West Florida form 1992 to 1995. Mr. Bierley has been a Director with us and Bay Cities Bank since inception.

     Robert A. Monroe, age 66: Mr. Monroe has been the President of Leonine Workshop, Inc., a sales, marketing and diversity-issues consulting firm in Tampa, Florida since 1995. Prior to his affiliation with Leonine, Mr. Monroe spent 31 years with Joseph E. Seagram & Sons, Inc., where he held numerous sales and marketing positions, culminating in his serving as Executive Vice President, Diversity, reporting directly to the President and Chief Executive Officer. He received a Bachelor of Business Administration from Hofstra University, Long Island, New York. Mr. Monroe is active in a wide variety of Tampa Bay civic and charitable activities, including the Tampa Bay Male Club and the Tampa Bay Performing Arts Center. Mr. Monroe has been a Director with us since April 2000.

     Eric M. Newman, age 54: Mr. Newman is President of J.C. Newman Cigar Company and Fuento and Newman Premium Cigars, Ltd. and has been with that company for over 25 years. Mr. Newman actively serves in the community as the President of the Cigar Manufacturers Association of Tampa, and as a member of the Boards of the Merchants Association of Florida and the Cigar Association of America. Mr. Newman was also selected as a Community Hero to carry the 1996 Olympic Torch. Mr. Newman received a Bachelor of Arts degree from the University of the South, and a Masters of Business Administration from Emory University. Mr. Newman also has business interests in the Luis Martinez Cigar Company and SERCO Company. Mr. Newman has been a resident of Hillsborough County, Florida since 1954.

The Board of Directors Recommends that Shareholders Vote “For” the Election of Three Class III Director Nominees.

BOARD OF DIRECTORS

Meetings

     During the year ended December 31, 2002, FBBI’s Board of Directors held four meetings. All of our directors attended at least 75% of the total meetings of the Board of Directors and those Board committees on which they served, except for Johnny R. Adcock who attended 67% of such meetings, and Eiji Sadato and Jeff Huenink, who each attended 60%.

Committees

FBBI’s Board has two standing committees; their duties are described as follows:

     Audit Committee – The Audit Committee is responsible for ensuring that an adequate audit program exists and that our personnel are operating in conformance with all applicable laws, rules and regulations.

     The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions in accordance with our charter adopted by the Board of Directors on July 27, 2000. The Audit Committee recommends our independent auditor and reviews its services. In 2002, FBBI’s Audit Committee held four meetings. As part of its duties, the Audit Committee reviewed and discussed with management and our independent auditors:

  our audited financial statements for the fiscal year ended December 31, 2002;

  those matters required to be discussed by Statement on Auditing Standards 61; and

  the written disclosures and letter from the independent auditor regarding its independence as required by Independence Standards Board Standard No. 1.

     Based upon those reviews and discussions, the Audit Committee recommended that our audited financial statements be included in our Form 10-KSB for 2002.

     FBBI’s Audit Committee is comprised of Johnny R. Adcock, John C. Bierley, Frank G. Cisneros (Chair), Robert A. Monroe and Eric M. Newman, all of whom are nonemployee directors. The Board believes all of these individuals are “Independent Directors” under the National Association of Securities Dealers’ definition, as they have no relationship that would impair their ability to objectively and impartially execute their duties.

     Compensation Committee – The Compensation Committee is responsible for ensuring that our compensation policies are effectively meeting their objectives. Compensation is reviewed on an annual basis, or more frequently if necessary. The Compensation Committee is comprised of Johnny R. Adcock, Lawrence H. Dimmitt, Jeff Huenink and Eiji Sadato. In 2002, FBBI’s Compensation Committee held one meeting.

EXECUTIVE COMPENSATION

Compensation Philosophy

     Our Board of Directors believes that there is a close relationship between the financial interests of our shareholders and of our officers and key employees. Our Board also believes that compensation for officers and key employees should be structured in such a way that total compensation consists of a base salary, as well as short- and long-term incentive awards. To that end, it has created a compensation program which provides for base salaries that are believed to be competitive within the industry for persons with comparable responsibilities, combined with annual cash bonuses tied to reaching specific performance goals, as well as long-term stock option awards.

Executive Base Salary

     Base salaries for our executive officers are established primarily through the use of peer group salary evaluations. The Board of Directors utilizes published compensation studies with regard to compensation levels and practices of comparable commercial banks and financial institutions in order to formulate its recommendation regarding executive officer salaries. For the fiscal year ending December 31, 2002, the base salaries for Gregory W. Bryant, the President of FBBI and Chief Executive Officer and President of Bay Cities Bank, and Marti J. Warren, Chief Financial Officer of FBBI and Bay Cities Bank were established by evaluating salaries paid to executive officers with similar duties at comparable financial institutions. FBBI’s executive officers, including Chief Executive Officer A. Bronson Thayer, do not receive any salary in addition to any base salaries paid by Bay Cities Bank.

Annual Cash Bonus Awards

     Cash bonuses awarded to executive officers, if any, are determined annually by the Board of Directors and are based primarily on our financial results for that year. Objectives are established annually by the Board, and cash bonus awards are determined in relationship to achievements relative to these objectives.

Long-Term Compensation

     Our long-term compensation plan is presently structured around the 2000 Key Employee Stock Compensation Program under which our employees receive options to purchase FBBI common stock, and a bank-owned life insurance program for certain executive officers.

Benefits

     Officers of our subsidiary bank are provided hospitalization, major medical, short- and long-term disability, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees. FBBI does not provide these benefits for its employees.

Employment Contracts

     Neither FBBI nor our subsidiary Bank currently have any employment agreements with any of their officers or employees.

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table shows compensation information regarding A. Bronson Thayer, Chief Executive Officer of FBBI, Gregory W. Bryant, President of FBBI and Chief Executive Officer and President of the Bank, and Marti J. Warren, Chief Financial Officer of FBBI and Senior Vice President and Chief Financial Officer of the Bank. No other executive officer received compensation at a level required to be reported herein by SEC regulations.

	ANNUAL COMPENSATION				LONG-TERM COMPENSATION AWARDS

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options/SARs

A. Bronson Thayer	2002	$ -	$ -	$ -	-
Chief Executive Officer of FBBI	2001	-	-	$ -	-
	2000	-	-	$ -	12,000

Gregory W. Bryant	2002	$130,000	$ 35,000	$ 29,116	5,000
President of FBBI and Chief Executive	2001	$124,551	$ 25,000	3,085	15,000
Officer and President of the Bank	2000	$100,417	$ 22,000	3,592	10,000

Marti J. Warren	2002	$ 90,750	$ 15,000	$ 8,794	2,500
Chief Financial Officer of FBBI and	2001	$ 85,750	$ 16,000	145	3,000
Chief Financial Officer and Senior Vice President of the Bank	2000	$ 79,750	$ 7,000	114	8,000

OPTION GRANT TABLE

     The following Option Grant Table shows information regarding options granted in 2002 to our three executive officers listed in the above Summary Compensation Table.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2002	Exercise Price	Expiration Date

A. Bronson Thayer	–	–	–	–

Gregory W. Bryant	5,000	51%	$10.00	1/1/12

Marti J. Warren	2,500	25%	$10.00	1/1/12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of our directors, officers and employees have banking relationships with our subsidiary bank. Loans made to directors, executive officers and principal shareholders, defined as individuals owning 10% or more of our common stock are governed under the provisions of Section 22(h) of the Federal Reserve Act, which requires that any loans made to such people, or to any of their related interests, must: (i) be on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with non-affiliated parties; and (ii) not involve more than the normal risk of repayment or present other unfavorable features. There is, however, an exception for loans made to such employees that are made pursuant to a benefit or compensation package that is widely available to all employees and does not give a preference to directors, executive officers and principal shareholders. There is also an aggregate limit of the greater of $25,000 or 5% of the amount of our subsidiary bank’s unimpaired capital and unimpaired surplus on all loans to an individual, unless the amount has been approved by the Board of Directors and the prospective borrower has abstained from participating in the voting.

     There is a further exception regarding loans to executive officers of our subsidiary Bank. Executive officers are those people who participate, or who have authority to participate, in major policy making functions of the bank, regardless of their title. Bay Cities Bank may lend any otherwise permissible sum of money to an executive officer for: (i) financing the education of the officer’s children; (ii) a Board of Director’s approved first mortgage on the officer’s residence; or (iii) a loan secured by certain low-risk collateral. Bay Cities Bank may also lend up to the higher of $25,000 or 2.5% of the Bank’s unimpaired capital and unimpaired surplus (but never more than $100,000) to an executive officer for any other purpose.

     As of December 31, 2002, our subsidiary bank had an aggregate total of $4,060,151 outstanding in loans and other extensions of credit to directors of FBBI or Bay Cities Bank, executive officers and 10% or greater shareholders. In addition, FBBI held a $650,000 portion of a loan to Amelia Group, LLC, a related business interest of Frank G. Cisneros, and a $492,000 portion of a loan to a partnership of our subsidiary bank director Mitchell Rice. All of the outstanding loans to directors and executive officers are performing pursuant to their terms.

     In addition, we purchased all of our commercial insurance coverage through Lykes Bros., Inc., a related business interest of our Chief Executive Officer and Chairman, A. Bronson Thayer. The total amount paid for these policies was $41,028. Furthermore, we purchased bank-owned life insurance polices and a deferred compensation package for certain of our officers from Adcock Financial Group, a related business interest of director Johnny R. Adcock. The total amount paid to Adcock Financial Group in 2002 was $26,623.

     In all instances, the terms of these transactions were no less favorable to us than the terms we could have received from unrelated third parties. Also, these transactions were approved by either FBBI’s or Bay Cities Bank’s Board of Directors, with the related director abstaining from deliberations and voting.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     To the best of our knowledge, during 2002, each of our directors, executive officer and beneficial owners of 10% of its common stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL II
RATIFICATION OF THE SELECTION OF OUR
INDEPENDENT AUDITORS FOR 2003

     Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. as our independent auditors for the fiscal year ending December 31, 2003. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to appropriate shareholder questions.

     The aggregate fees billed for professional audit services by Hacker, Johnson and Smith, P.A. in 2002 totaled $22,000. We were also billed $7,500 for review of Securities and Exchange Commission filings and $4,000 for tax-related services. No other fees were billed to us in 2002.

The Board of Directors Recommends that Shareholders Vote “For” the Ratification of the Selection of Hacker, Johnson & Smith, P.A. as our Independent Auditors for the Fiscal Year Ending December 31, 2003.

PROPOSAL III
ADJOURNMENT OF ANNUAL MEETING

     The Board of Director seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting. In order to permit proxies that have been timely received by us to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annul Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “FOR” the Adjournment of the Annual Meeting.

SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for the 2004 Annual Meeting, any shareholder’s proposal to take action at that meeting must be received at our corporate office at 2202 West Shore Boulevard, Suite 150, Tampa, Florida 33607, by no later than October 24, 2003. Any such proposal shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities and Exchange Act of 1934.

     NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

     Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to our Corporate Secretary at least ten days before the time originally fixed for such meeting.

SOLICITATION

     The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by FBBI. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME
BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no other business that will be presented for consideration at the Annual meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies.

AVAILABILITY OF OTHER INFORMATION

     Accompanying this Proxy Statement is our 2002 Form 10-KSB, which includes our audited financial statements. Form 10-KSB also serves at the Annual Report to shareholders and as Bay Cities Bank’s Annual Disclosure Statement. Additional copies of our Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy should contact: Marti J. Warren, Chief Financial Officer, Florida Business BancGroup, Inc., 2202 North West Shore Boulevard, Suite 150, Tampa, Florida 33607, telephone number (813) 281-0009.

     We currently file periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and are available for review on the Securities and Exchange Commission’s website: www.sec.gov. They can also be inspected and copied at the Securities and Exchange Commission’s Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549.

FLORIDA BUSINESS BANCGROUP, INC.
March 21, 2003

     REVOCABLE PROXY
FLORIDA BUSINESS BANCGROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints A. Bronson Thayer and Marti J. Warren, and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Florida Business BancGroup, Inc. (“Florida BancGroup”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the The Centre Club, Eighth Floor, 123 South West Shore Boulevard, Tampa, Florida 33609 on April 22, 2003 at 4:00 p.m., and at any and all adjournments thereof.

The undersigned shareholder of Florida BancGroup may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation to Florida BancGroup, delivering a duly executed proxy bearing a later date to Florida BancGroup, or by attending the Annual Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL I: The election of three Class III directors; to withhold authority for any individual nominee, strike a line through the nominee’s name.

FOR	WITHHOLD AUTHORITY

	

Gregory W. Bryant	Frank G. Cisneros	Lawrence H. Dimmitt III

PROPOSAL II: The ratification of the selection of Hacker, Johnson & Smith, P.A. as our independent auditors in 2003;

FOR	ABSTAIN	WITHHOLD AUTHORITY

		

PROPOSAL III: The adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve either of the foregoing items.

FOR	ABSTAIN	WITHHOLD AUTHORITY

		

In their discretion, the proxy holders are authorized to transact and to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on this Proxy Card. When shares are held by joint tenants, both must sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from Florida BancGroup, prior to the execution of the Proxy, a Notice of the Annual Meeting, a Proxy Statement dated March 21, 2003, and the 2002 Annual Report on Form 10-KSB.

Signature: __________________________________________________

Signature if held jointly: _______________________________________

Date: _______________________________________________________

Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.